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                                      HILLIARD LYONS




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SENBANC FUND
SENBANC



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                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2002
                                   (UNAUDITED)




                        J.J.B. HILLIARD, W.L. LYONS, INC.
                              HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                  (502)588-8400
                                  (800)444-1854

SIX MONTHS ENDED DECEMBER 31, 2002


TO: SHAREHOLDERS OF SENBANC FUND

For the 2002 calendar year, your Fund's total return was 19.8%. For the first six months of its fiscal year ending June 30, 2003, your Fund's total return was 2.5%. For the quarter ended December 31, 2002 (our second fiscal quarter), your Fund's total return was 8.9%. These rates of return exclude sales charges; if reflected, sales charges would have reduced the performance of the fund. As of December 31, 2002, just over $48 million was invested among 32 bank stocks, and cash and cash equivalents represented 16.4% of your fund's $58.5 million of gross assets.

For the six months and the twelve months ending December 31, 2002, Senbanc Fund outperformed the S&P 500 Index by 13.6 and 43.2 percentage points, respectively.

Accounting irregularities within major corporations and the fallout from them, as well as continued political unrest around the world, has dampened investor enthusiasm. After four consecutive quarters of expanding growth for Gross Domestic Product, the broader stock market averages have yet to move back up to the lows recorded immediately after the events of 9/11/01, and 2002 was the third consecutive year of decline for those averages. We continue to believe that the economy has moved ahead of perceptions of its strength, but it is not within our competence to say when this situation might change.

What has changed in the world of investing is the flow of information between public companies and the investing community. There are strictly monitored limits on the types of information that may be discussed with or released to investors and analysts. In the past, management of certain public companies would offer guidance to selected analysts in their efforts to divine future operating, profitability, and earnings trends for the companies they followed.

Senbanc Fund analyzes companies without regard to future trends, so we may gain an advantage from the tendency for analysts and portfolio managers to now rely more heavily on facts related to the companies they follow. Your Fund's main advantage is one of time. The speed with which data is disseminated continues to increase, but we contend that the speed with which this information is assimilated by investors remains constant. Investors who persist in predicting the future will now do so with less accuracy, and those who gravitate toward the recorded facts will more accurately measure the worth of companies, but at a slower rate than we enjoy with our proprietary recognition software.

We believe that adherence to our disciplined investment process has made the difference for Senbanc Fund. We will be steadfast in its application in the coming year.

Comparative Performance
                                                              (Average Annual)
                                      One Year               Inception to Date
Total Return                     1/1/02 to 12/31/02         7/8/99 to 12/31/02
---------------                ----------------------     ----------------------
Senbanc Fund (N.A.V.)*                 19.8%                       13.4%
Senbanc Fund (Load)*                   17.1%                       12.7%
Nasdaq Bank Index**                     4.5%                        5.4%
S&P Bank Index**                       (3.9)%                      (4.6)%
S&P 500 Index**                       (23.4)%                     (12.4)%



                                        Yours very truly,

                                        /S/ JAMES M. ROGERS

                                        JAMES M. ROGERS
                                        President, Hilliard Lyons Research Trust




* Past performance is no guarantee of future results. The Senbanc Fund (Load and N.A.V.) returns assume reinvestment of all distributions. The Senbanc Fund (Load) return reflects the maximum sales charge of 2.25%. An expense limitation was in place for the Fund for the periods presented. Performance would have been lower absent the expense limitation.

   The Fund may have invested in stocks that have experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified Fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance.

   The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

** The Nasdaq Bank Index is an unmanaged index of unlisted  banks.  The S&P Bank
   Index is an unmanaged index of 31 of the largest U.S. Banks. The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but, unlike the Senbanc Fund, do not include any expenses associated with operating a mutual fund.

                                  SENBANC FUND
                             SCHEDULE OF INVESTMENTS
                                   (UNAUDITED)
                                DECEMBER 31, 2002




COMMON STOCK -- 84.7%
--------------------------------------------------------------------------------

                                                                              MARKET
SHARES           DESCRIPTION                                                  VALUE
------           -----------                                                  ------

                 SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 71.4%
                 ----------------------------------------------------------------------

         9,000   ABC Bancorp ............................................   $   116,550
       128,633   AmericanWest Bancorp* ..................................     2,010,534
        46,200   BSB Bancorp, Inc. ......................................       968,814
       166,101   Capital Corp of the West* ..............................     3,911,679
        89,720   CB Bancshares, Inc. (HI) ...............................     3,814,894
        10,400   Chemical Financial Corp. ...............................       334,360
        12,100   Citizens Banking Corp. (MI) ............................       299,838
         7,100   Comerica, Inc. .........................................       307,004
        11,000   Commercial Bankshares, Inc. ............................       380,600
        37,600   Corus Bankshares, Inc. .................................     1,641,616
        79,000   First Banks America, Inc.* .............................     3,202,660
         4,625   First Financial Bankshares, Inc. .......................       175,750
       137,600   First Mariner Bancorp, Inc.* ...........................     1,514,976
        13,800   First of Long Island Corp. .............................       503,700
        58,700   Greater Bay Bancorp ....................................     1,014,923
       133,531   Habersham Bancorp ......................................     2,379,522
       263,700   Intervest Bancshares Corp.* ............................     2,847,960
        91,700   Mahaska Investment Co. .................................     1,468,117
        37,548   Mainsource Financial Group, Inc. .......................       901,565
        62,700   Merchants Bancshares, Inc. .............................     1,413,258
        13,000   Princeton National Bancorp, Inc. .......................       277,810
        33,100   Progress Financial Corp. ...............................       383,960
        34,344   Royal Bancshares of Pennsylvania, Inc., Class A ........       734,962
        86,800   Silicon Valley Bancshares* .............................     1,584,100
       117,150   Southern Financial Bancorp, Inc. .......................     3,526,215
        22,200   Sun Bancorp, Inc.* .....................................       295,260
        18,800   TriCo Bancshares .......................................       462,480
       122,642   Wachovia Corp. .........................................     4,469,074
                                                                            -----------
                                                                             40,942,181
                                                                            -----------

                                  SENBANC FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                   (UNAUDITED)
                                DECEMBER 31, 2002


COMMON STOCK (CONTINUED)


                                                                              MARKET
SHARES           DESCRIPTION                                                  VALUE
------           -----------                                                  ------

                 STATE & NATIONAL BANKS -- 13.3%
                 ----------------------------------------------------------------------

       133,900   Capital Crossing Bank* .................................   $ 3,461,315
        10,710   Cass Information Systems, Inc. .........................       263,466
        62,400   CPB, Inc. ..............................................     1,712,880
       107,422   South Financial Group, Inc. ............................     2,219,339
                                                                            -----------
                                                                              7,657,000
                                                                            -----------
                    TOTAL COMMON STOCK (COST $42,473,348)                    48,599,181
                                                                            -----------
PRINCIPAL
---------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.8%
                 ----------------------------------------------------------------------
     9,603,000   Federal Home Loan Bank Discount Note
                 0.75%, 01/02/03 ........................................     9,602,800

                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                    (COST $9,602,800) ...................................     9,602,800

                    TOTAL INVESTMENTS -- 101.5%
                    (COST $52,076,148) ..................................    58,201,981
                                                                            -----------
                    LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.5)% .....      (835,204)
                                                                            -----------
                    NET ASSETS -- 100% ..................................   $57,366,777
                                                                            ===========

The percentage  shown for each  investment  category is the value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.


                       See notes to financial statements.

                                      SENBANC FUND
                          STATEMENT OF ASSETS AND LIABILITIES
                                      (UNAUDITED)
                                   DECEMBER 31, 2002




ASSETS:

Investment in securities, at market value
   (cost $52,076,148) .........................................     $58,201,981
Cash ..........................................................             850
Receivables for:
   Dividends and interest .....................................          33,222
   Capital shares sold ........................................         280,315
Other assets ..................................................          30,470
                                                                    -----------
         Total Assets .........................................      58,546,838
                                                                    -----------
LIABILITIES:

Payables for:
   Capital shares redeemed ....................................         107,294
   Investment securities purchased ............................         958,110
   Advisory fees ..............................................          26,162
   Distribution fees ..........................................          43,439
   Professional fees ..........................................          11,851
   Accounting/Administration fees .............................           8,333
   Trustees' fees .............................................           7,363
   Transfer agent fees ........................................           8,625
   Custodian fees .............................................           3,279
Accrued expenses ..............................................           5,605
                                                                    -----------
        Total Liabilities .....................................       1,180,061
                                                                    -----------
NET ASSETS ....................................................     $57,366,777
                                                                    ===========
NET ASSETS CONSIST OF:
Paid-in capital ...............................................     $49,768,559
Undistributed net investment loss .............................         (32,668)
Accumulated net realized gain on investments ..................       1,505,053
Net unrealized appreciation on investments ....................       6,125,833
                                                                   ------------
NET ASSETS FOR 4,365,408 SHARES OUTSTANDING ...................     $57,366,777
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($57,366,777 / 4,365,408 outstanding shares of beneficial
   interest, $0.01 par value, unlimited shares authorized) ....     $     13.14
                                                                    ===========
Maximum offering price per share (100/97.75 of $13.14) ........     $     13.44
                                                                    ===========


                       See notes to financial statements.

                                   SENBANC FUND
                              STATEMENT OF OPERATIONS


                                                                          FOR THE SIX
                                                                          MONTHS ENDED
                                                                          DECEMBER 31,
                                                                              2002
                                                                           (UNAUDITED)
                                                                          ------------

INVESTMENT INCOME:

     Dividends ..................................................          $  332,471
     Interest ...................................................              80,952
                                                                           ----------
          Total income ..........................................             413,423
                                                                           ----------

EXPENSES:

     Advisory fees ..............................................             153,002
     Distribution fees ..........................................              91,661
     Accounting/Administrative fees .............................              49,999
     Transfer agent fees ........................................              24,834
     Custodian fees .............................................              15,089
     Professional fees ..........................................              43,739
     Shareholder reports ........................................              20,789
     Registration fees ..........................................              13,381
     Trustees' fees .............................................              15,613
     Miscellaneous ..............................................              23,532
                                                                           ----------
          Total expenses ........................................             451,639
               Advisory fees waived .............................              (5,385)
                                                                           ----------
          Net expenses ..........................................             446,254
                                                                           ----------
NET INVESTMENT LOSS .............................................             (32,831)
                                                                           ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain on investments ...........................           2,175,611
     Net change in unrealized appreciation/depreciation on
       investments ..............................................            (616,185)
                                                                           ----------
     Net realized and unrealized gain on investments ............           1,559,426
                                                                           ----------
     Net increase in net assets resulting from operations .......          $1,526,595
                                                                           ==========



                       See notes to financial statements.

                                   SENBANC FUND
                        STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE SIX
                                                                           MONTHS ENDED        FOR THE
                                                                           DECEMBER 31,      FISCAL YEAR
                                                                               2002             ENDED
                                                                            (UNAUDITED)     JUNE 30, 2002
                                                                          ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income (loss) ....................................     $   (32,831)      $    43,409
                                                                           -----------       -----------
     Net realized gain on investments ................................       2,175,611         2,580,567
     Net change in unrealized appreciation/depreciation on investments        (616,185)        3,903,334
                                                                           -----------       -----------
          Net increase in net assets resulting from operations .......       1,526,595         6,527,310
                                                                           -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ...........................................         (36,809)         (251,973)
     Net realized gain on investments ................................      (2,665,578)       (1,987,879)
                                                                           -----------       -----------
          Total distributions ........................................      (2,702,387)       (2,239,852)
                                                                           -----------       -----------

SHARE TRANSACTIONS (A):
     Proceeds from shares sold .......................................      10,667,427        21,075,479
     Reinvestment of distributions ...................................       2,584,033         2,069,170
     Shares redeemed .................................................      (4,346,920)       (3,035,318)
                                                                           -----------       -----------
          Net increase in net assets from share transactions .........       8,904,540        20,109,331
                                                                           -----------       -----------
TOTAL INCREASE IN NET ASSETS .........................................       7,728,748        24,396,789
                                                                           -----------       -----------

NET ASSETS:
     Beginning of period .............................................      49,638,029        25,241,240
                                                                           -----------       -----------
     End of period ...................................................     $57,366,777       $49,638,029
                                                                           ===========       ===========
     Undistributed net investment income (loss), end of period .......     $   (32,668)      $    36,972
                                                                           ===========       ===========


                                                                                      SHARES
                                                                           -----------------------------
(A) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
     Shares sold .....................................................         818,512         1,651,570
     Reinvestment of distributions ...................................         198,772           183,112
     Shares redeemed .................................................        (336,963)         (243,587)
                                                                           -----------       -----------
          Net increase in shares .....................................         680,321         1,591,095
                                                                           ===========       ===========


                       See notes to financial statements.

                                   SENBANC FUND
                               FINANCIAL HIGHLIGHTS


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                  FOR THE SIX
                                                                  MONTHS ENDED    FOR THE        FOR THE     FOR THE PERIOD
                                                                  DECEMBER 31,  FISCAL YEAR    FISCAL YEAR    JULY 8, 1999*
                                                                     2002          ENDED          ENDED          THROUGH
                                                                  (UNAUDITED)  JUNE 30, 2002  JUNE 30, 2001   JUNE 30, 2000
                                                                   ---------   -------------  -------------   --------------
Net asset value:
   Beginning of period .......................................      $ 13.47       $ 12.05        $  8.62         $ 10.00
                                                                    -------       -------        -------         -------
Net investment income (loss) .................................        (0.01)         0.03+          0.18            0.16
Net realized and unrealized gain (loss) on
   investments ...............................................         0.34          2.38+          3.38           (1.38)
                                                                    -------       -------        -------         -------
Total from investment operations .............................         0.33          2.41           3.56           (1.22)
                                                                    -------       -------        -------         -------
Less distributions from:
Net investment income ........................................        (0.01)        (0.11)         (0.06)          (0.16)
Net realized gain on investments .............................        (0.65)        (0.88)         (0.07)             --
                                                                    -------       -------        -------         -------
Total distributions ..........................................        (0.66)        (0.99)         (0.13)          (0.16)
                                                                    -------       -------        -------         -------
Net asset value:
   End of period .............................................      $ 13.14       $ 13.47        $ 12.05         $  8.62
                                                                    =======       =======        =======         =======
Total investment return (excludes sales charge) ..............         2.45%**      21.64%         41.64%         (12.20)%**


SIGNIFICANT RATIOS ANDSUPPLEMENTAL DATA

Ratio of operating expenses to average net assets,
   including waivers .........................................         1.75%***      1.75%          1.75%           1.75%***
Ratio of operating expenses to average net assets,
   excluding waivers .........................................         1.77%***      2.01%          2.75%           2.75%***
Ratio of net investment income to average net assets,
   including waivers .........................................        (0.13)%***     0.13%          1.74%           1.98%***
Ratio of net investment income to average net assets,
   excluding waivers .........................................        (0.15)%***    (0.13)%         0.74%           0.98%***
Portfolio turnover rate ......................................        16.08%**      40.27%         43.15%          12.93%**
Net assets, end of period (000's omitted) ....................      $57,367       $49,638        $25,241         $16,773



*   Commencement of Operations
**  Not annualized
*** Annualized
+   Calculated based on average shares outstanding


                       See notes to financial statements.

                                   SENBANC FUND
                           NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


1. DESCRIPTION OF THE FUND

Senbanc Fund (the "Fund") is a series of Hilliard Lyons Research Trust (the "Trust"), a non-diversified, open-end management investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares in one or more series or classes as the Board of Trustees may authorize. Currently, the Fund is the only series authorized and outstanding. The Fund commenced operations on July 8, 1999.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund.

SECURITY VALUATION: The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The value of all other securities is determined in good faith pursuant to procedures adopted by the Board of Trustees.

FEDERAL INCOME TAXES: The Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

At December 31, 2002, the cost and related gross unrealized appreciation and depreciation were as follows:

              Cost of investments for tax purposes ............     $52,076,148
                                                                    -----------
              Gross tax unrealized appreciation ...............     $ 6,795,137
              Gross tax unrealized depreciation ...............         669,304
                                                                    -----------
              Net tax unrealized appreciation on investments ..     $ 6,125,833
                                                                    ===========

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

              Undistributed ordinary income ...................      $      211
              Undistributed long term capital gain ............       1,472,174
                                                                     ----------
                                                                     $1,472,385
                                                                     ==========

DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income and net realized gains will be made annually. Additional distributions may be made to the extent necessary. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


The tax character of distributions paid during the period ended December 31, 2002 and the fiscal year ended June 30, 2002 were as follows:

                                             DECEMBER 31, 2002     JUNE 30, 2002
                                             -----------------     -------------
              Distributions paid from:
              Ordinary income ..............     $  482,657          $  513,187
              Long-term capital gain .......      2,219,730           1,726,665
                                                 ----------          ----------
                                                 $2,702,387          $2,239,852
                                                 ==========          ==========

OTHER: Investment security transactions are accounted for on a trade date basis. The Fund uses the specific cost identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


3. PORTFOLIO TRANSACTIONS

During the six-month period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

              Purchases ................................     $17,838,757
              Sales ....................................       6,489,511

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 2002, the gross unrealized appreciation and depreciation of investments was $6,795,137 and $669,304, respectively, resulting in net unrealized appreciation of $6,125,833.


4. INVESTMENT ADVISORY FEE AND OTHER SERVICES

Hilliard Lyons Research Advisors (the "Advisor"), a division of J.J.B. Hilliard, W.L. Lyons, Inc., provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets. The Advisor has agreed to waive its advisory fee in order to limit the total annual operating expenses of the Fund to 1.75% of average daily net assets. During the six-month period ended December 31, 2002, the Advisor waived its fee in the amount of $5,385.

PFPC Inc. ("PFPC"), an affiliate of the Advisor, serves as administrator, accounting agent and transfer agent to the Trust pursuant to separate agreements with the Trust.

PFPC Trust Company, an affiliate of the Advisor, serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


J.J.B. Hilliard, W.L. Lyons, Inc. (the "Distributor"), an affiliate of the Advisor, manages the Fund's distribution efforts. The Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to allow the Fund to reimburse the Distributor for certain expenses incurred in connection with distribution activities. The Trustees have authorized a payment of up to 0.60% of the Fund's average daily net assets annually to reimburse the Distributor for such expenses.

For the six months ended December 31, 2002, the Distributor earned $24,635 for commissions on sales of the Fund's shares.

Certain Trustees of the Trust are also officers or directors of the Advisor. Trustees of the Trust who are "interested persons" of the Trust and officers of the Trust receive no compensation from the Trust.


5. INDUSTRY CONCENTRATION RISK

Since the Fund's investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries.

----------------------------------------------------
                      TRUSTEES

   William W. Crawford, Jr.        W. Patrick Mulloy
   Robert L. Decker                James W. Stuckert

                      OFFICERS

   James W. Stuckert -- CHAIRMAN
   James M. Rogers -- PRESIDENT
   Alan F. Morel -- VICE PRESIDENT
   Joseph C. Curry, Jr. -- TREASURER
   Jeannie L. Oster -- SECRETARY
   Ann F. Cody -- ASST. SECRETARY
   Pat A. Colletti -- ASST. SECRETARY

                     DISTRIBUTOR

   J.J.B. Hilliard, W.L. Lyons, Inc.
   501 South 4th Street
   Louisville, KY 40202

                   TRANSFER AGENT

   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, DE 19809

                      CUSTODIAN

   PFPC Trust Company
   The Eastwick Center
   8800 Tinicum Blvd.
   Philadelphia, PA 19153

                      AUDITORS

   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116

                    LEGAL COUNSEL

   Vedder, Price, Kaufman & Kammholz
   222 North LaSalle Street
   Chicago, IL 60601


This  report  is  intended  for the  information  of
shareholders  of  Senbanc  Fund,  but it may also be
used  as   sales   literature   when   preceded   or
accompanied by the current  prospectus,  which gives
details   about   charges,   expenses,    investment
objectives and operating policies of the Fund.


                 SEMI-ANNUAL REPORT
                  DECEMBER 31, 2002
----------------------------------------------------